Exhibit 10.5

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT/PURCH. ORDER/ AGREEMENT NO.	2. DELIVERY ORDER/ CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQ./PURCH. REQUEST NO.	5. PRIORITY
0012	See Schedule	A4A
M67854-07-D-5031	2009 Apr 08

6. ISSUED BY	CODE	M67854	7. ADMINISTERED BY (if other than 6)	CODE	S1103A	8. DELIVERY FOB

COMMANDING GENERAL	DCMA ATLANTA
MARINE CORPS SYSTEMS COMMAND	ATTN: DIANNE ROBERTS, 2300 LAKE PARK DRIV	☒ DESTINATION
ATTN: MRAP/CARL V. BRADSHAW	SUITE 300	☐ OTHER
2200 LESTER STREET	SMYNRA, GA 30080	SCD: A
QUANTICO, VA 22134-5010	(See Schedule if other)

9.CONTRACTOR	CODE	1EFH8	FACILITY	10. DELIVER TO FOB POINT BY (Date)	11. X IF BUSINESS IS
(YYYYMMMDD)	☐ SMALL
SEE SCHEDULE	☐ SMALL
DISADVANTAGED
NAME	FORCE PROTECTION INDUSTRIES, (INC)	12. DISCOUNT TERMS	☐ WOMEN-OWNED
AND	OTIS BYRD	Net 30 days
ADDRESS	9801 HWY 78 STE 3
LADSON, SC 29456-3802	13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Item 15

14. SHIP TO	CODE	15. PAYMENT WILL BE MADE BY	CODE	HQ0338
DFAS COLUMBUS SOUTH ENTITLEMENT OPS	MARK ALL
P.O. BOX 182264	PACKAGES AND PAPERS
SEE SCHEDULE	COLUMBUS, OH 43218-2264	WITH IDENTIFICATION
NUMBERS IN
BLOCKS 1 AND 2

16. TYPE	DELIVERY/CALL	☒	This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
OF	PURCHASE	Reference your quote dated
ORDER	Furnish the following on terms specified herein. REF:

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

Force Protection Industries, Inc.	/s/ Otis Byrd	Otis Byrd, Vice President of Contracts	2009/4/09
NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED
(YYYYMMMDD)

☒ If this box is marked, supplier must sign Acceptance and return the following number of copies: 1
17. ACCOUNTING AND APPROPRIATION DATA / LOCAL USE

See Schedule
20.QUANTITY
ORDERED/
18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICES	ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
SEE SCHEDULE

*If quantity accepted by the government is	24. UNITED STATES OF AMERICA	25. TOTAL	$158,113,017.00
same as quantity ordered, indicate by X. If	TEL:540-242-3035	26. DIFFERENCES
different, enter actual quantity accepted	EMAIL:carl.bradshaw@usmc.mil	/s/ Carl V. Bradshaw
below quantity ordered and encircle.	BY:CARL V. BRADSHAW	CONTRACTING / ORDERING OFFICER
27a. QUANTITY IN COLUMN 20 HAS BEEN
☐ INSPECTED ☐ RECEIVED	☐ ACCEPTED, AND CONFORMS TO THE
CONTRACT EXCEPT AS NOTED
b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	c. DATE	d. PRINTED NAME AND TITLE OF AUTHORIZED
(YYYYMMMDD)	GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	28. SHIP NO.	29. DO VOUCHER NO.	30. INITIALS

f. TELEPHONE NUMBER	g. E-MAIL ADDRESS	☐ PARTIAL	32 PAID BY	33. AMOUNT VERIFIED CORRECT FOR
☐ FINAL
36. I certify this account is correct and proper for payment	31. PAYMENT	34. CHECK NUMBER
a. DATE	b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	☐ COMPLETE	35. BILL OF LADING NO.
(YYYYMMMDD)	☐ PARTIAL
☐ FINAL
37. RECEIVED AT	38. RECEIVED BY	39. DATE RECEIVED	40. TOTAL	41. S/R ACCOUNT NO.	42. S/R VOUCHER NO.
(YYYYMMMDD)	CONTAINERS

DD Form 1155, DEC 2001	PREVIOUS EDITION IS OBSOLETE.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section B — Supplies or Services and Prices

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2126		UNDEFINED		UNDEFINED			$0.00	NTE
	CAT I Independent Suspension
	FFP
	The contractor shall provide CAT I Independent Suspension IAW FPII proposal.
	The Independent Suspension Kits are incorporated as a NTE.
	FOB: Destination

				NET AMT			$0.00

ITEM NO.	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE		MAX AMOUNT
2126AA		165	Kit	$ [***	]	$	[***	]NTE
	CAT I Independent Suspension
	FFP
	The contractor shall provide CAT I Independent Suspension IAW FPII proposal.
	The Independent Suspension Kits are incorporated as a NTE.
	FOB: Destination
	MILSTRIP: N6258308RCMQ700
	PURCHASE REQUEST NUMBER: M9545009RC00221

				MAX NET AMT		$	[***	]

	ACRN AE
	CIN: M9545009RC002210001					$	[***	]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031
0012

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2126AB		50	Kit	$ [***	]	$	[***	]
CAT I Independent Suspension
FFP
The contractor shall provide CAT I Independent Suspension IAW FPII proposal.
The Independent Suspension Kits are incorporated as a NTE.
FOB: Destination
MILSTRIP: F3QCDA7305G004
PURCHASE REQUEST NUMBER: M9545009RC00222

				NET AMT		$	[***	]

ACRN AF
	CIN: M9545009RC002220001					$	[***	]

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2126AC		515	Kit	$ [***	]	$	[***	]NTE
CAT I Independent Suspension
FFP
The contractor shall provide CAT I Independent Suspension IAW FPII proposal.
The Independent Suspension Kits are incorporated as a NTE.
FOB: Destination
MILSTRIP: M95450095C00220
PURCHASE REQUEST NUMBER: M9545009RC00220

				NET AMT		$	[***	]

ACRN AC
	CIN: M9545009RC002200001					$	[***	]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2126AD		421	Kit	$ [***	]	$	[***	]NTE
	CAT I Independent Suspension
	FFP
	The contractor shall provide CAT I Independent Suspension IAW FPII proposal.
	The Independent Suspension Kits are incorporated as a NTE.
	FOB: Destination
	MILSTRIP: M9545009RC86835
	PURCHASE REQUEST NUMBER: M9545009RC86835

				NET AMT		$	[***	]

	ACRN AD
	CIN: M9545009RC868350001					$	[***	]

ITEM NO.	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE		MAX AMOUNT
2127		UNDEFINED		UNDEFINED			$0.00
	CAT II Independent Suspension
	FFP
	The contractor shall provide CAT II Independent Suspension IAW FPII proposal.
	The Independent Suspension Kits are incorporated as a NTE.
	FOB: Destination

				MAX NET AMT			$0.00

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031
0012

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2127AA		46	Kit	$ [***	]	$	[***	]NTE
CAT II Independent Suspension
FFP
The contractor shall provide CAT II Independent Suspension IAW FPII proposal.
The Independent Suspension Kits are incorporated as a NTE.
FOB: Destination
MILSTRIP: N6258308RCMQ700
PURCHASE REQUEST NUMBER: M9545009RC00221

				NET AMT		$	[***	]

ACRN AE
	CIN: M9545009RC002210002					$	[***	]

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2127AB		70	Kit	$ [***	]	$	[***	]NTE
CAT II Independent Suspension
FFP
The contractor shall provide CAT II Independent Suspension IAW FPII proposal.
The Independent Suspension Kits are incorporated as a NTE.
FOB: Destination
MILSTRIP: F3QCDA7305G004
PURCHASE REQUEST NUMBER: M9545009RC00222

				NET AMT		$	[***	]

ACRN AF
	CIN: M9545009RC002220002					$	[***	]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2127AC		58	Kit	$ [***	]	$	[***	]NTE
CAT II Independent Suspension
FFP
The contractor shall provide CAT II Independent Suspension IAW FPII proposal.
The Independent Suspension Kits are incorporated as a NTE.
FOB: Destination
MILSTRIP: M9545009RC00220
PURCHASE REQUEST NUMBER: M9545009RC00220

				NET AMT		$	[***	]

ACRN AC
	CIN: M9545009RC002200002					$	[***	]

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2127AD		209	Kit	$ [***	]	$	[***	]NTE
CAT II Independent Suspension
FFP
The contractor shall provide CAT II Independent Suspension IAW FPII proposal.
The Independent Suspension Kits are incorporated as a NTE.
FOB: Destination
MILSTRIP: M9545009RC86835
PURCHASE REQUEST NUMBER: M9545009RC86835

				NET AMT		$	[***	]

ACRN AD
	CIN: M9545009RC868350002					$	[***	]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031
0012

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2128		1	Lot	$ [***	]	$	[***	]NTE
Independent Suspension Installation
FFP
Instruction and Commercial Parts Manual. The contractor shall provide Installation
Instruction and Commercial Parts Manual for CAT I and II Independent
Suspension kits IAW FPII proposal. The Independent Suspension Kits are incorporated as a NTE.
FOB: Destination
MILSTRIP: M9545009RC86835
PURCHASE REQUEST NUMBER: M9545009RC86835

				NET AMT		$	[***	]

ACRN AD
	CIN: M9545009RC868350003					$	[***	]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section E — Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
2126	N/A	N/A	N/A	Government
2126AA	Origin	Government	Origin	Government
2126AB	Origin	Government	Origin	Government
2126AC	Origin	Government	Origin	Government
2126AD	Origin	Government	Origin	Government
2127	N/A	N/A	N/A	Government
2127AA	Origin	Government	Origin	Government
2127AB	Origin	Government	Origin	Government
2127AC	Origin	Government	Origin	Government
2127AD	Origin	Government	Origin	Government
2128	Destination	Government	Destination	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

0012

Section F — Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

2126	N/A	N/A	N/A	N/A

2126AA	30-JUN-2009	165	(TRAFFIC MANAGEMENT OFFICER) DON CLARK/SANDRA KOHLER BLDG 1241 DR 10 PROJECT CODE PLR ALBANY GA 31704-1128 229-639-7501/7823 FOB: Destination	M99933

2126AB	30-JUN-2009	50	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2126AC	30-JUN-2009	26	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2126AC	28-AUG-2009	185	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2126AC	30-OCT-2009	190	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2126AC	30-NOV-2009	114	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2126AD	30-JUL-2009	145	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2126AD	30-SEP-2009	190	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2126AD	30-NOV-2009	86	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2127	N/A	N/A	N/A	N/A

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2127AA	30-SEP-2009	46	(TRAFFIC MANAGEMENT OFFICER) DON CLARK/SANDRA KOHLER BLDG 1241 DR 10 PROJECT CODE PLR ALBANY GA 31704-1128 229-639-7501/7823 FOB: Destination	M99933

2127AB	30-JUL-2009	24	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2127AB	30-SEP-2009	46	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2127AC	30-JUL-2009	18	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2127AC	30-OCT-2009	40	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2127AD	30-JUL-2009	15	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2127AD	31-AUG-2009	45	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2127AD	30-OCT-2009	50	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2127AD	30-NOV-2009	99	(SAME AS PREVIOUS LOCATION) FOB: Destination	M99933

2128	30-JUN-2009	1	N/A FOB: Destination

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

0012

Section G — Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AC: 2182035MRAP 310 67854  067443 2D 2035MR

COST CODE: 9RC0022015US

AMOUNT: $[***]

CIN M9545009RC002200001: $[***]

CIN M9545009RC002200002: $[***]

AD: 17811096520 310 67854 067443 2D 6520C5

COST CODE: 9RC8683515P5

AMOUNT: $[***]

CIN M9545009RC868350001: $[***]

CIN M9545009RC868350002: $[***]

CIN M9545009RC868350003: $[***]

AE: 1781810K5XG 312 9B616 1 068688 2D CMQ700

COST CODE: 625838P0700W

AMOUNT: $[***]

CIN M9545009RC002210001: $[***]

CIN M9545009RC002210002: $[***]

AF: 5783080 178 47E8 82223L 010900 00000 000000 503000 F03000 ZA 022473 360055 284940

AMOUNT: $[***]

CIN M9545009RC002220001: $[***]

CIN M9545009RC002220002: $[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section I — Contract Clauses

CLAUSES INCORPORATED BY FULL TEXT

52.216.24                LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $79,056,508.50 dollars.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is $79,056,508.50 dollars.

(End of clause)

252.217-7027          CONTRACT DEFINITIZATION (OCT 1998)

(a) A Fixed Price Indefinite Delivery/Indefinite Quantity contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit firm price proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract is as follows (insert target date for definitization of the contract action and dates for submission of proposal, beginning of negotiations, and, if appropriate, submission of the make-or-buy and subcontracting plans and cost or pricing data).

EVENT	DATE
Bilateral UCA Modification Award	08 April 2009
Proposal Received	08 June 2009
Technical Evaluation Received	07 August 2009
DCAA Audit Received	07 August 2009
Pre-Negotiation Clearance Approved	21 August 2009
Negotiations Complete	04 September 2009
Post Negotiation Clearances Approved	18 September 2009
Definitive Contract Modifications Executed	23 September 2009

(c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officer’s determination of price or fee, the contract shall be governed by—

(i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under the paragraph (c);

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

0012

(ii) All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consisted with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d) The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price delivery order in no event to exceed $158,113,017.00.

(End of clause)

PLACE OF PERFORMANCE
PLACE OF PERFORMANCE

The offeror or respondent, in the performance of any contract resulting from this solicitation, intends to use one or more plants or facilities located at a different address from the address of the offeror or respondent as indicated below:

Place of Performance:

Bentley World Packaging

4077 N. 1st Street

Milwaukee, WI 53212

Cage Code: 31VE6

DCMA Point of Contact is:

Mark A. Bennett, ACO

920-426-2160

Mark.bennett@dcma.mil